                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



       The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of December 1, 1996 between the Company and First Trust (N.A), as Trustee of Home Improvement & Home Equity Loan Trust 1996-F (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

       1. The Monthly Report for the period from December 1, 1996 to December 31, 1996 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

       2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

       IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of January, 1997.

                                           GREEN TREE FINANCIAL CORP.



                                           BY: /s/ Phyllis A. Knight
                                               --------------------------
                                           Phyllis A. Knight
                                           Vice President and Treasurer

                           GREEN TREE FINANCIAL CORP.

                  CERTIFICATE REGARDING REPURCHASED CONTRACTS


       The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 8.06 of the Pooling and Servicing Agreement (the "Agreement") dated as of December 1, 1996 between the Company and First Trust National Association, as Trustee of Home Improvement & Home Equity Loan Trust 1996-F (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

       1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

       2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

       IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of January, 1997.

                                      GREEN TREE FINANCIAL CORP.



                                      BY: /s/ Phyllis A. Knight
                                          -----------------------------
                                           Phyllis A. Knight
                                           Vice President and Treasurer

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-F
                                 MONTHLY REPORT
                                 December 1996

                                      Distribution Date: 1/17/97
                                      CUSIP#:  393505 RM6 RN4 RP9 RQ7
                                      RR5 RS3 RT1
                                      Trust Account:  3335370-0
          CLASS HI: A CERTIFICATES
          ------------------------

     1.   (a) Sub-Pool HI Amount Available
             (including Monthly Servicing Fee)                   $6,055,676.41

          (b) Class HI: M-1 Interest Deficiency Amount
              (if any), Class HI: M-2 Interest Deficiency
              Amount (if any) and Class HI: B-1 Interest
              Deficiency Amount (if any) withdrawn for prior
              Payment Date                                                 .00

          (c) Sub-Pool HI Amount Available after giving effect to
              withdrawal of any Class HI: M-1 Interest Deficiency
              Amount, Class HI: M-2 Interest Deficiency Amount and
              Class HI: B-1 Interest Deficiency Amount for prior
              Payment Date                                        6,055,676.41

     2. Aggregate Interest

          (a)  Class HI: A-1 Pass-through Rate          6.10%

          (b)  Class HI: A-1 Interest                               144,405.30

          (c)  Class HI: A-2 Pass-through Rate          6.40%

          (d)  Class HI: A-2 Interest                                59,395.20

          (e)  Class HI: A-3 Pass-through Rate          6.75%

          (f)  Class HI: A-3 Interest                               115,060.50


3. Amount applied to Unpaid Class HI: A
   Interest Shortfall                                                      .00

4. Remaining Unpaid Class HI: A Interest
   Shortfall                                                               .00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-F
                                 MONTHLY REPORT
                                 December 1996
                                     Page 2

                                      Distribution Date: 1/17/97
                                      CUSIP#:  393505 RM6 RN4 RP9 RQ7
                                      RR5 RS3 RT1
                                      Trust Account:  3335370-0

          PRINCIPAL

     5. Sub-Pool HI: Class A Formula Principal Distribution Amount:

          (a)   Scheduled Principal                                251,625.13
          (b)   Principal Prepayments                            1,269,968.74
          (c)   Liquidated Contracts                                      .00
          (d)   Repurchases                                          4,707.76
          (a)   Previously undistributed                                  .00


                    Total Principal                              1,526,301.63

     6. Pool Scheduled Principal Balance of Sub-Pool HI        123,473,698.37

     7. Sub-Pool HI Senior Percentage                                    100%
        for such Payment Date

     8. Class HI: A Principal
        Distribution:

           (a)  Class HI: A-1                                   1,526,301.63
           (b)  Class HI: A-2                                            .00
           (c)  Class HI: A-3                                            .00

     9. Class HI: A Principal Balance:

           (a)  Class HI: A-1 Principal Balance                45,819,698.37
           (b)  Class HI: A-2 Principal Balance                18,561,000.00
           (c)  Class HI: A-3 Principal Balance                34,092,000.00

 CLASS HI: M-1 CERTIFICATES
---------------------------

    10. Sub-Pool HI Amount Available
        less the Class HI:
        A Distribution Amount
        (including Monthly Servicing Fee)                        4,210,513.78


                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-F
                                 MONTHLY REPORT
                                 December 1996
                                     Page 3

                                      Distribution Date: 1/17/97
                                      CUSIP#:  393505 RM6 RN4 RP9 RQ7
                                      RR5 RS3 RT1
                                      Trust Account:  3335370-0


          INTEREST

     11.  Current Interest

            (a) Class HI: M-1 Pass-through Rate          7.30
            (b) Class HI: M-1 Interest                                 36,500.00

     12.  Amount applied to Unpaid Class HI:                                 .00
          M-1 Interest Shortfall

     13.  Amount applied to Class HI: M-1 Interest
          Deficiency Amount  .00

     14.  Remaining unpaid Class HI: M-1                                     .00
          Interest Deficiency Amount

     15.  Remaining Unpaid Class HI: M-1                                     .00
          Interest Shortfall

          PRINCIPAL

     16.  Sub-Pool HI: Class M-1 Formula Principal
          Distribution Amount:

          (a)  Scheduled Principal                                           .00
          (b)  Principal Repayments                                          .00
          (c)  Liquidated Contracts                                          .00
          (d)  Repurchases                                                   .00
          (e)  Previously undistributed
               Principal Amounts                                             .00

                         Total Principal                                     .00

     17.  Class HI: M-1 Principal Distribution                               .00

     18.  Class HI: M-1 Principal Balance                          10,000,000.00

     19.  Pool Scheduled Principal Balance of Sub-Pool HI         123,473,698.37

     20. Sub-Pool HI Senior Percentage for such Payment Date                100%

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-F
                                MONTHLY REPORT
                                 December 1996
                                    Page 4

                                      Distribution Date: 1/17/97
                                      CUSIP#:  393505 RM6 RN4 RP9 RQ7 RR5
                                            RS3 RT1
                                      Trust Account:  3335370-0


                 INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

     21.  Sub-Pool HI Aggregate Liquidation Loss Principal Amount            .00

     22.  Class HI: M-1 Liquidation Loss Principal Amount                    .00


     23.  Interest at Class HI: M-1 Pass-Through Rate on:


               (a)  Class HI: M-1 Liquidation Loss Principal Amount          .00

               (b)  Unpaid Class HI: M-1 Liquidation Loss Interest
                    Shortfall                                                .00

     24.  Amount applied to such interest                                    .00


     25.  Liquidation Loss interest remaining unpaid                         .00



          CLASS HI: M-2 CERTIFICATES
          --------------------------

     26.  Sub-Pool HI Amount Available less the Class HI:
          A Distribution Amount and Class HI: M-1 Distribution
          Amount (including Monthly Servicing Fee)                  4,174,013.78

          INTEREST

     27.  Current Interest
               (a)  Class HI: M-2 Pass-Through Rate    7.60%
               (b)  Class HI: M-2 Interest                             23,750.00

     28.  Amount applied to Unpaid Class HI: M-2 Interest Shortfall          .00

     29.  Amount applied to Class HI: M-2 Interest Deficiency Amount         .00

     30.  Remaining unpaid Class HI: M-2 Interest Deficiency Amount          .00

     31.  Remaining unpaid Class HI: M-2 Interest Shortfall                  .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-F
                                MONTHLY REPORT
                                 December 1996
                                    Page 5


                                   Distribution Date:1/17/97
                                   CUSIP#:  393505 RM6 RN4 RP9 RQ7
                                     RR5 RS3 RT1
                                   Trust Account:   3335370-0

      PRINCIPAL

32.   Sub-Pool HI: Class M-2 Formula Principal Distribution Amount:
           (a)  Scheduled Principal                 .00
           (b)  Principal Prepayments               .00
           (c)  Liquidated Contracts                .00
           (d)  Repurchases                         .00
           (e)  Previously undistributed
                Principal Amounts                   .00

                               Total Principal                             .00

33.   Class HI: M-2 Principal Distribution                                 .00

34.   Class HI: M-2 Principal Balance                             6,250,000.00

35.   Pool Schedule Principal of Sub-Pool HI                    123,473,698.37

36.   Sub-Pool HI Senior Percentage for such Payment Date                 100%

      INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

37.   Sub-Pool HI Aggregate Liquidation Loss Principal Amount              .00

38.   Class HI: M-2 Liquidatin Loss Principal Amount                       .00

39.   Interest at Class HI: M-2 Pass-Through Rate on:

          (a)  Class HI: M-2 Liquidation Loss Principal Amount             .00
          (b)  Unpaid Class HI: M-2 Liquidation Loss
               Interest Shortfall                                          .00

40.   Amount applied to such interest                                      .00

41.   Liquidation Loss interest remaining unpaid                           .00

                        GREEN TREE FINANCIAL CORPORATION

             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-F
                                MONTHLY REPORT
                                 December 1996
                                    Page 6

                                   Distribution Date: 1/17/97
                                   CUSIP#:  393505 NF5 NG3 NH1 NJ7 NK4
                                      NL2 NMO
                                   Trust Account:  3334953-0

          CLASS HI: B Principal Distribution Tests
          (tests must be satisfied on and after the Payment Date occurring in October 1999)

     42.  Sub-Pool HI Average Sixty-Day Delinquency Ratio Test

               (a)  Sixty-Day Delinquency Ratio for current
                    Payment Date                                           .04%

               (b)  Average Sixty-Day Delinquency Ratio Test
                    (arithmetic average of ratios for this month
                    and two preceding months; may not exceed 2.5%)         .01%

     43.  Sub-Pool HI Average Thirty-Day Delinquency Ratio Test

               (a)  Thirty-Day Delinquency Ratio for current
                    Payment Date                                           .16%

               (b)  Average Thirty-Day delinquency Ratio Test
                    (arithmetic average of ratios for this month
                    and two preceding months; may not exceed 5%)           .05%

     44.  Sub-Pool HI Cumulative Realized Losses Test

               (a)  Cumulative Realized Losses for current
                    Payment Date (as a percentage of Cut-off Date
                    Pool Principal Balance: may not exceed 10%)            .00%

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-F
                                MONTHLY REPORT
                                 December 1996
                                    Page 7

                                 Distribution Date: 1/17/97
                                 CUSIP#:  393505 RM6 RN4 RP9 RQ7 RR5
                                   RS3 RT1
                                 Trust Account:  3335370-0

45.  Sub-Pool HI Current Realized Losses Test

          (a)  Current Realized Losses for current
               Payment Date                                                 .00

          (b) Current Realized Loss Ratio (total Realized Losses for most recent three months, multiplied By 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date; may not
               exceed 2.5%)                                                 .00%

46.  Class HI: B Principal Balance Test

          (a) Class HI: B Principal Balance (before any distributions on current Payment Date) divided by Pool Scheduled Principal Balance for
              prior Payment Date (must equal or exceed 14.%)               7.00%

     CLASS HI: B-1 CERTIFICATES
     --------------------------

47.  Sub-Pool HI Amount Available less the Class HI: A Distribution Amount and Class HI: M Distribution Amount (including Monthly
     Servicing Fee)                                                 4,150,263.78

     INTEREST

48.  Class HI: B-1 Pass-Through Rate                            7.25%

49.  Current Interest                                                  21,525.25

50.  Amount applied to Unpaid Class HI: B-1 Interest Shortfall               .00

51.  Amount applied to Class HI: B-1 Interest Deficiency Amount              .00

52.  Remaining unpaid Class HI: B-1 Interest Deficiency Amount               .00

53.  Remaining Unpaid Class HI: B-1 Interest Shortfall

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-F
                                MONTHLY REPORT
                                 December 1996
                                    Page 8

                                Distribution Date: 1/17/97
                                CUSIP#:  393505 RM6 RN4 RP9 RQ7 RR5
                                         RS3 RT1
                                Trust Account:  3335370-0
     PRINCIPAL

54.  Sub-Pool HI: Class B-1 Formula Principal Distribution Amount:
          (a)  Scheduled Principal               .00
          (b)  Principal Prepayments             .00
          (c)  Liquidated Contracts              .00
          (d)  Repurchases                       .00
          (e)  Previously undistributed
               Principal Amounts                 .00

                        Total Principal                                    .00

55.  Class HI: B Percentage for such Payment Date                           0%

56.  Class HI: B Percentage of Formula Principal
     Distribution Amount                                                   .00

57.  Class HI: B Principal Balance                                8,751,000.00

58.  Class HI: B-1 Principal Balance                              5,938,000.00

59.  Pool Scheduled Principal of Sub-Pool HI                    123,476,698.37

     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

60.  Sub-Pool HI Aggregate Liquidation Loss Principal Amount               .00

61.  Class HI: B-1 Liquidation Loss Principal Amount                       .00

62.  Interest at Class HI: B-1 Pass-Through Rate on:

          (a)  Class HI: B-1 Liquidation Loss Principal Amount             .00
          (b)  Unpaid Class HI: B-1 Liquidation Loss
               Interest Shortfall                                          .00

63.  Amount applied to such interest                                       .00

64.  Liquidation Loss interest remaining unpaid                            .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-F
                                MONTHLY REPORT
                                 December 1996
                                    Page 9

                                 Distribution Date: 1/17/97
                                 CUSIP#:  393505 RM6 RN4 RP9 RQ7 PW6
                                   RS3 RT1
                                 Trust Account:  3335370-0

     CLASS HI: B-2 CERTIFICATES

65.  Remaining Sub-Pool HI Amount Available                        4,128,738.53

     INTEREST

66.  Class HI: B-2 Pass-Through Rate                      7.70%

67.  Current Interest                                                 10,830.05

68.  Amount applied to Unpaid Class HI: B-2 Interest Shortfall              .00

69.  Remaining Unpaid Class HI: B-2 Interest Shortfall                      .00

     PRINCIPAL

70.  Sub-Pool HI: Class B-2 Formula Principal Distribution Amount:

          (a)  Scheduled Principal               .00
          (b)  Principal Prepayments             .00
          (c)  Liquidated Contracts              .00
          (d)  Repurchases                       .00
          (e)  Previously undistributed
               Principal Amounts                 .00

                        Total Principal                                     .00

71.  Class HI: B Percentage for such Payment Date                            0%

72.  Class HI: B Percentage of Formula Principal Distribution
     Amount                                                                 .00

73.  Current Principal (Class HI: B Percentage of Formula
     Principal Distribution Amount less Class HI: B-1
     Principal Balance)                                                     .00

74.  Class HI: B-2 Liquidation Loss Principal Amount                        .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-F
                                MONTHLY REPORT
                                 December 1996
                                    Page 10

                                  Distribution Date: 1/17/97
                                  CUSIP#:  393505 RM6 RN4 RP9 RQ7 RR5
                                        RS3 RT1
                                  Trust Account:  3335370-0

75.  Class HI: B-2 Guaranty Payment                                         .00

76.  Class HI: B-2 Principal Balance                               2,813,000.00

77.  Pool Scheduled Principal Balance of Sub-Pool HI             123,473,698.37

     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

78.  Sub-Pool HI Aggregate Liquidation Loss Principal Amount                .00

79.  Class HI: B-2 Liquidation Loss Principal Amount                        .00

80.  Interest at Class HI: B-2 Pass-Through Rate on:

          (a)  Class HI: B-2 Liquidation Loss Principal Amount              .00

          (b)  Unpaid Class HI: B-2 Liquidation Loss Interest
               Shortfall                                                    .00

81.  Amount applied to such interest                                        .00

82.  Liquidation Loss interest remaining unpaid                             .00

     CLASS HI: A, CLASS HI: M, and CLASS HI: B CERTIFICATES
     ------------------------------------------------------

83.  Sub-Pool HI Pool Factors

          (a)  Class HI: A-1 Pool Factor                               .96776282
          (b)  Class HI: A-2 Pool Factor                              1.00000000
          (c)  Class HI: A-3 Pool Factor                              1.00000000
          (d)  Class HI: M-1 Pool Factor                              1.00000000
          (e)  Class HI: M-2 Pool Factor                              1.00000000
          (f)  Class HI: B-1 Pool Factor                              1.00000000
          (g)  Class HI: B-2 Pool Factor                              1.00000000

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-F
                                MONTHLY REPORT
                                 December 1996
                                    Page 11

                                 Distribution Date: 1/17/97
                                 CUSIP#:  393505 RM6 RN4 RP9 RQ7 RR5
                                   RS3 RT1
                                 Trust Account:  3335370-0

84. Aggregate Scheduled Balances of Delinquent Contracts as of Determination Date

          (a)  31-59 days              202,969.21    14
          (b)  60-89 days               45,838.82     1
          (c)  90 or more days                .00     0

85.  Principal Balance of Defaulted Contracts                               .00

86.  Number of Liquidated Contracts and
     Net Liquidated Loss                              0                     .00

87.  Number of Loans Remaining                                      7,291

88.  Number and Principal Balance of Contracts with FHA
     Claims finally rejected, or no FHA claim was submitted
     because FHA insurance was unavailable            0                     .00

89.  FHA Insurance reserve amount                                 94,090,777.26

90.  Amount received from FHA Insurance                                     .00

     COMPANY AND CLASS C CERTIFICATES
     --------------------------------

91.  Monthly Servicing Fee                                            78,125.00

92.  Guarantee Fee                                                   312,500.00

93.  Class C Residual Payment                                      3,727,283.48

Please contact the Bondholder Relations Department of First Trust National Association at (612) 973-6700 with any questions regarding this Statement or your Distibution.

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-F
                                MONTHLY REPORT
                                December 1996
                                   Page 12

                                Distribution Date: 1/17/97
                                CUSIP#:  393505 RU8 RV6 RW4 RX2 RY0
                                         RZ7 SA1 SB9 SC7
                                Trust Account:  3335370-0

     CLASS HE: A CERTIFICATES
     ------------------------

1.   (a)  Sub-Pool HE Amount Available (including
          Monthly Servicing Fee)                                   8,238,329.08

     (b)  Class HE: M-1 Interest Deficiency Amount
          (if any), Class HE: M-2 Interest Deficiency
          Amount (if any) and Class HE: B-1 Interest
          Deficiency Amount (if any) withdrawn
          for Payment Date                                                  .00

     (c)  Sub-Pool HE Amount Available after giving effect
          to withdrawal of any, Class HE: M-1 Interest
          Deficiency Amount, Class HE: M-2 Interest
          Deficiency Amount and Class HE: B-1 Interest Deficiency
          Amount for prior Payment Date                            8,238,329.08

    INTEREST

2.  Aggregate Interest
         (a)  Class HE: A-1 Pass-Through Rate      6.10%
         (b)  Class HE: A-1 Interest                           373,350.50
         (c)  Class HE: A-2 Pass-Through Rate      6.50%
         (d)  Class HE: A-2 Interest                           274,625.00
         (e)  Class HE: A-3 Pass-Through Rate      6.90%
         (f)  Class HE: A-3 Interest                           115,581.90
         (g)  Class HE: A-4 Pass-Through Rate      7.30%
         (h)  Class HE: A-4 Interest                            89,903.15
         (i)  Class HE: A-5 Pass-through Rate      6.85%
         (j)  Class HE: A-5 Interest                           131,989.23

3.   Amount applied to Unpaid Class HE: A Interest Shortfall                .00

4.   Remaining Unpaid Class HE: A Interest Shortfall                        .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1996-F
                                MONTHLY REPORT
                                 December 1996
                                    Page 13

                                 Distribution Date: 1/17/97
                                 CUSIP#:  393505 RU8 RV6 RW4 RX2 RY0
                                          RZ7 SA1 SB9 SC7
                                 Trust Account:  3335370-0
     PRINCIPAL

5.   Sub-Pool HE: Class A Formula Principal Distribution Amount:
               (a)  Scheduled Principal          389,825.11
               (b)  Principal Prepayments      2,169,233.08
               (c)  Liquidated Contracts                .00
               (d)  Repurchases                         .00
               (e)  Previously undistributed
                    Principal Amounts                   .00


                           Total Principal                         2,559,058.19

6.   Pool Scheduled Principal Balance of Sub-Pool HE             350,440,941.81

7.   Sub-Pool HE Senior Percentage of such Payment Date                  100%

8.   Class HE: A-5 Lockout Percentage for such Payment Date              100%

9.   Class HE: A Principal Distribution:

          (a)  Class HE: A-5 Lockout Remittance Amount

          (b) Balance of Sub-Pool HE Senior percentage of Sub-Pool HE Formula Principal Distribution Amount

               (i)   Class HE: A-1                                 2,559,058.19
               (ii)  Class HE: A-2                                          .00
               (iii) Class HE: A-3                                          .00
               (iv)  Class HE: A-4                                          .00
               (v)   Class HE: A-5                                          .00

10.       Class HE: A Principal Balance:

               (a)   Class HE: A-1 Principal Balance             119,850,941.81
               (b)   Class HE: A-2 Principal Balance              84,500,000.00
               (c)   Class HE: A-3 Principal Balance              33,502,000.00
               (d)   Class HE: A-4 Principal Balance              24,631,000.00
               (e)   Class HE: A-5 Principal Balance              38,537,000.00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-F
                                 MONTHLY REPORT
                                 December 1996
                                    Page 14

                                 Distribution Date: 1/17/97
                                 CUSIP#:  393505 RU8 RV6 RW4 RX2 RY0
                                          RZ7 SA1 SB9 SC7
                                 Trust Account:  3335370-0


        CLASS HE: M-1 CERTIFICATES
        --------------------------

11.     Sub-Pool HE Amount Available less the Class HE: A Distribution Amount
        (including Monthly Servicing Fee)                       4,693,821.11

        INTEREST

12.     Current Interest
                (a)   Class HE: M-1 Pass-Through Rate        7.70%
                (b)   Class HE: M-1 Interest                       74,747.75

13.     Amount applied to Unpaid Class HE: M-1 Interest Shortfall        .00

14.     Amount applied to Class HE: M-1 Interest Deficiency Amount       .00

15.     Remaining unpaid Class HE: M-1 Interest Deficiency Amount        .00

16.     Remaining unpaid Class HE: M-1 Interest Shortfall                .00


 PRINCIPAL

17.     Sub-Pool HE: Class M-1 Formula Principal Distribution Amount:

            (a)     Scheduled Principal             .00
            (b)     Principal Prepayments           .00
            (c)     Liquidated Contracts            .00
            (d)     Repurchases                     .00
            (e)     Previously undistributed
                    Principal Amounts               .00

                        Total Principal                                  .00

18.     Class HE: M-1 Principal Distribution                             .00

19.     Class HE: M-1 Principal Balance                        19,415,000.00

20.     Pool Scheduled Principal Balance of Sub-Pool HE       350,440,941.81

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-F
                                 MONTHLY REPORT
                                 December 1996
                                    Page 15

                                 Distribution Date: 1/17/97
                                 CUSIP#:  393505 RU8 RV6 RW4 RX2 RY0
                                 RZ7 SA1 SB9 SC7
                                 Trust Account:  3335370-0

 21.    Sub-Pool HE Senior Percentage for such                          100%
        Payment Date

        INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

 22.    Sub-Pool HE Aggregate Liquidation Loss Principal Amount         .00


 23.    Class HE: M-1 Liquidation Loss Principal Amount                 .00


 24.    Interest at Class HE: M-1 Pass-Through Rate on:

                (a) Class HE: M-1 Liquidation Loss
                    Principal Amount                                    .00

                (b) Unpaid Class HE: M-1 Liquidation Loss
                    Interest Shortfall                                  .00

 25.    Amount applied to such interest                                 .00

 26.    Liquidation Loss interest remaining unpaid                      .00

        CLASS HE: M-2 CERTIFICATES
        -----------------------------------

 27.    Sub-Pool HE Amount Available less the Class HE:
        A Distribution Amount and Class HE: M-1 Distribution
        Amount (including Monthly Servicing Fee)               4,619,073.36

        INTEREST

 28.    Current Interest
               (a)  Class HE: M-2 Pass-Through Rate     7.95%
               (b)  Class HE: M-2 Interest                        49,111.13

 29.    Amount applied to Unpaid Class HE:  M-2 Interest Shortfall      .00

 30.    Amount applied to Class HE: M-2 Interest Deficiency Amount      .00

 31.    Remaining unpaid Class HE: M-2 Interest Deficiency Amount       .00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-F
                                 MONTHLY REPORT
                                 December 1996
                                    Page 16

                                      Distribution Date: 1/17/97
                                      CUSIP#:  393505 RU8 RV6 RW4 RX2 RY0
                                      RZ7 SA1 SB9 SC7
                                      Trust Account:  3335370-0

 32.    Remaining unpaid Class HE: M-2 Interest Shortfall               .00

        PRINCIPAL

 33.    Sub-Pool HE: Class M-2 Formula Principal Distribution Amount:

           (a)  Scheduled Principal                           .00
           (b)  Principal Prepayments                         .00
           (c)  Liquidated Contracts                          .00
           (d)  Repurchases                                   .00
           (e)  Previously undistributed
                Principal Amounts                             .00

                          Total Principal                                .00

 34.    Class HE: M-2 Principal Distribution                             .00

 35.    Class HE: M-2 Principal Balance                         12,355,000.00

 36.    Pool Scheduled Principal of Sub-Pool HE               350,440,941.81

 37.    Sub-Pool HE Senior Percentage for such Payment Date              100%

        INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

 38.    Sub-Pool HE Aggregate Liquidation Loss Principal Amount          .00

 39.    Class HE: M-2 Liquidation Loss Principal Amount                  .00

 40.    Interest at Class HE: M-2 Pass-Through Rate on:

           (a)  Class HE: M-2 Liquidation Loss Principal Amount          .00
           (b)  Unpaid Class HE: M-2 Liquidation Loss Interest
                Shortfall                                                .00

 41.    Amount applied to such interest                                  .00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-F
                                 MONTHLY REPORT
                                 December 1996
                                    Page 17

                                 Distribution Date: 1/17/97
                                 CUSIP#:  393505 RU8 RV6 RW4 RX2 RY0
                                 RZ7 SA1 SB9 SC7
                                 Trust Account:  3335370-0

 42.    Liquidation Loss interest remaining unpaid                       .00

        Class HE: B Principal Distribution Tests
        (tests must be satisfied on and after the Payment Date occurring in July 1999)

 43.    Sub-Pool HE Average Sixty-Day Delinquency Ratio Test

        (a)  Sixty-Day Delinquency Ratio for current Payment Date        .06%

        (b)  Average Sixty-Day Delinquency Ratio Test (arithmetic
             average of ratios for this month and two preceding
             months; may not exceed 2.5%)                                .00%

  44.  Sub-Pool HE Average Thirty-Day Delinquency Ratio Test

       (a)  Thirty-Day Delinquency Ratio for current Payment Date       2.72%

       (b)  Average Thirty-Day Delinquency Ratio Test (arithmetic average of ratios for this month and two preceding
            months; may not exceed 5%)                                   .00%

  45.  Sub-Pool HE Cumulative Realized Losses Test

       (a)  Cumulative Realized Losses for current Payment Date
            (as a percentage of Cut-Off Date Pool Principal
            Balance; may not exceed 9%)                                  .00%

   46. Sub-Pool HE Current Realized Losses Test

       (a)  Current Realized Losses for current Payment Date             .00

       (b)  Current Realized Loss Ratio (total Realized Losses for most recent three months, multiplied by 4, divided by
            arithmetic average of Pool Scheduled Principal Balances
            for third preceding Remittance and for current Remittance
            Date; may not exceed 2%)                                     .00%

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-F
                                 MONTHLY REPORT
                                 December 1996
                                    Page 18

                                 Distribution Date: 1/17/97
                                 CUSIP#:  393505 RU8 RV6 RW4 RX2 RY0
                                 RZ7 SA1 SB9 SC7
                                 Trust Account:  3335370-0


   47. Class HE: B Principal Test

       (a)  Class HE: B Principal Balance (before any distributions on current Payment Date) divided by Pool Scheduled Principal
            Balance for prior Payment Date (must equal or exceed 10%)   5.00%

       CLASS HE:B-1 CERTIFICATES
       -------------------------

   48. Sub-Pool HE Amount Available less the Class HE: A Distribution
       Amount and Class HE: M Distribution Amount (including Monthly
       Servicing Fee)                                              4,569,962.23

       INTEREST

   49. Class HE: B-1 Pass-Through Rate              7.60%

   50. Current Interest                                               46,949.00

   51. Amount applied to Unpaid Class HE: B-1 Interest Shortfall            .00

   52. Amount applied to Class HE: B-1 Interest Deficiency Amount           .00

   53. Remaining unpaid Class HE: B-1 Interest Deficiency Amount            .00

   54. Remaining Unpaid Class HE: B-1 Interest Shortfall                    .00

       PRINCIPAL

   55. Sub-Pool HE: Class B-1 Formula Principal Distribution Amount:

           (a) Scheduled Principal                           .00
           (b) Principal Prepayments                         .00
           (c) Liquidated Contracts                          .00
           (d) Repurchases                                   .00
           (e) Previously undistributed
               Principal Amounts                             .00
                     Total Principal                                        .00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-F
                                 MONTHLY REPORT
                                 December 1996
                                    Page 19

                                 Distribution Date: 1/17/97
                                 CUSIP#:  393505 RU8 RV6 RW4 RX2 RY0
                                 RZ7 SA1 SB9 SC7
                                 Trust Account:  3335370-0


56.  Class HE: B Percentage for such Payment Date                          0%

57.  Class HE: B Percentage of Formula Principal Distribution Amount       .00

58.  Class HE: B Principal Balance                               17,650,000.00

59.  Class HE: B-1 Principal Balance                             12,355,000.00

60.  Pool Scheduled Principal of Sub-Pool HE                    350,440,941.81


     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

61.  Sub-Pool HE Aggregate Liquidation Loss Principal Amount               .00

62.  Class HE: B-1 Liquidation Loss Principal Amount                       .00

63.  Interest at Class HE: B-1 Pass-Through Rate on:


     (a)  Class HE: B-1 Liquidation Loss Principal Amount                  .00

     (b)  Unpaid Class HE: B-1 Liquidation Loss Interest Shortfall         .00


64.  Amount applied to such interest                                       .00

65.  Liquidation Loss interest remaining unpaid                            .00


     CLASS HE: B-2 CERTIFICATES

66.  Remaining Sub-Pool HE Amount Available                        4,523,013.2

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-F
                                 MONTHLY REPORT
                                 December 1996
                                    Page 20

                                 Distribution Date: 1/17/97
                                 CUSIP#:  393505 RU8 RV6 RW4 RX2 RY0
                                 RZ7 SA1 SB9 SC7
                                 Trust Account:  3335370-0

          INTEREST on Class HE: B-2 Principal Balance less Class HE: B-2 Liquidation Loss Principal Amount

     67.  Class HE: B-2 Pass-Through Rate                    8.00%

     68.  Current Interest                                            21,180.00

     69.  Amount applied to Unpaid Class HE: B-2 Interest Shortfall          .00

     70.  Remaining Unpaid Class HE: B-2 Interest Shortfall                  .00

          PRINCIPAL

     71.  Sub-Pool HE: Class B-2 Formula Principal Distribution Amount:

               (a)  Scheduled Principal                 .00
               (b)  Principal Prepayments               .00
               (c)  Liquidated Contracts                .00
               (d)  Repurchases                         .00
               (e)  Previously undistributed
                    Principal Amounts                   .00

                           Total Principal                                  .00

     72.  Class HE: B Percentage for such Payment Date                       0%


     73.  Class HE: B Percentage of Formula Principal Distribution Amount   .00


     74.  Current Principal (Class HE: B Percentage of Formula Principal
          Distribution Amount less Class HE: B-1 Principal Balance)         .00

     75.  Class HE: B-2 Liquidation Loss Principal Amount                   .00


     76.  Class HE: B-2 Guaranty Payment                                    .00

     77.  Class HE: B-2 Principal Balance                          5,295,000.00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-F
                                 MONTHLY REPORT
                                 December 1996
                                    Page 21

                                      Distribution Date: 1/17/97
                                      CUSIP#:  393505 RU8 RV6 RW4 RX2 RY0
                                      RZ7 SA1 SB9 SC7
                                      Trust Account:  3335370-0


     78.  Pool Scheduled Principal Balance of Sub-Pool HE         350,440,941.81

          INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

     79.  Sub-Pool HE Aggregate Liquidation Loss Principal Amount          .00

     80.  Class HE: B-2 Liquidation Loss Principal Amount                  .00

     81.  Interest at Class HE: B-2 Pass-Through Rate on:

          (a)    Class HE: B-2 Liquidation Loss Principal Amount           .00
          (b)    Unpaid Class HE: B-2 Liquidation Loss Interest Shortfall  .00

     82.  Amount applied to such interest                                  .00

     83.  Liquidation Loss interest remaining unpaid                       .00

          CLASS HE: A, CLASS HE: M, and CLASS HE: B CERTIFICATES
          ------------------------------------------------------

     84.  Sub-Pool HE Pool Factors

              (a) Class HE: A-1 Pool Factor                            .97909437
              (b) Class HE: A-2 Pool Factor                           1.00000000
              (c) Class HE: A-3 Pool Factor                           1.00000000
              (d) Class HE: A-4 Pool Factor                           1.00000000
              (e) Class HE: M-1 Pool Factor                           1.00000000
              (f) Class HE: M-2 Pool Factor                           1.00000000
              (g) Class HE: B-1 Pool Factor                           1.00000000
              (h) Class HE: B-2 Pool Factor                           1.00000000

     85. Aggregate Scheduled Balances of Delinquent Contracts as of Determination Date

          (a)    31-59 days                 9,541,066.13         194
          (b)    60-89 days                   211,364.77           4
          (c)    90 or more days                     .00           0

     86.  Principal Balance of Defaulted Contracts                          .00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1996-F
                                 MONTHLY REPORT
                                 December 1996
                                    Page 22

                                 Distribution Date: 1/17/97
                                 CUSIP#:  393505 RU8 RV6 RW4 RX2 RY0
                                 RZ7 SA1 SB9 SC7
                                 Trust Account:  3335370-0


     87.  Number of Liquidated Contracts and
          Net Liquidated Loss                                   0           .00

     88.  Number of Loans Remaining                                       7,943

     89.  Number of Principal Balance of Contracts with FHA Claims finaly rejected, or no FHA claim was submitted because
          FHA Insurance was unavailable                        0            .00

     90.  FHA Insurance reserve amount                            94,090,777.26

     91.  Amount received from FHA Insurance                                .00

          CLASS HE: C CERTIFICATES
          ------------------------

     92.  Monthly Servicing Fee                                      220,625.00

     93.  Class HE: C Residual Payment                               882,500.00

     94.  Class C Residual Payment                                 3,398,708.23


     Please contact the Bondholder Relations Department of First Trust National Association at (612) 973-6700 with any questions regarding this Statement or your Distribution.